Cash and cash equivalents	6 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalent break down as follows:

	As of
(in thousands of euros)	June 30, 2023	December 31, 2022
Cash and bank accounts	21,629	38,576
Short-term bank deposits	—	2,813
Net Cash and cash equivalents	21,629	41,388

As of June 30, 2023, net cash and cash equivalents decreased by €19.8 million as compared with December 31, 2022.
In the framework of the Amendment Agreement with the EIB signed in 2022 and of the waiver letter signed in March 2023, the Company has agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB down to €10.3 million as of June 30, 2023 (See Note 4.3 Financing agreement with the European Investment Bank (“EIB”).